Exhibit 99.1

WILSHIRE BANCORP, INC.
CONTACT:
Alex Ko, EVP & CFO, (213) 427-6560	NEWS RELEASE
www.wilshirebank.com

Wilshire Bancorp Reports Net Income of $13.3 Million or

$0.17 per Share for Third Quarter 2015

LOS ANGELES, October 19, 2015 - Wilshire Bancorp, Inc. (NASDAQ: WIBC) (the “Company”), the holding company for Wilshire Bank (the “Bank”), today reported net income of $13.3 million, or $0.17 per diluted common share, for the quarter ended September 30, 2015. This compares to net income of $15.1 million, or $0.19 per diluted common share, for the same period of the prior year, and net income of $15.6 million, or $0.20 per diluted common share, for the second quarter of 2015.

Jae Whan (J.W.) Yoo, President and CEO of Wilshire Bancorp, said, “We had a very strong quarter of business development with more than $400 million in total loan production.  We continue to make progress in building our commercial lending platform, which resulted in more than $100 million in C&I loan production in the third quarter, the highest quarterly production in our history.  We are also seeing increasing production from our residential mortgage lending business, which originated over $100 million in loans during the third quarter.  The progress we are making in building our C&I and residential mortgage lending businesses is helping us to achieve the more diversified loan portfolio that we are targeting.

“We believe we are well positioned to generate earnings growth going forward.  We have excellent liquidity with a loan-to-deposit ratio below our historical range.  As we redeploy our excess liquidity into higher-yielding loans and securities, we expect to see an expansion in our net interest margin, which should help drive a higher level of revenue and earnings in future quarters,” said Mr. Yoo.

Q3 2015 Summary

•            Net income totaled $13.3 million, or $0.17 per diluted common share, for the third quarter of 2015

•            Total net revenue of $47.0 million for the third quarter of 2015, an increase of 1.3% from the third quarter of 2014

•            Return on average assets of 1.16% and return on average equity of 10.12% for the third quarter of 2015

•            Net interest margin of 3.49% for the third quarter of 2015, a decrease from 3.59% for the second quarter of 2015

•            Loans receivable (net of deferred fees and costs) totaled $3.63 billion at September 30, 2015, an increase of 15% from $3.16 billion at September 30, 2014

•            Total deposits were $3.94 billion at September 30, 2015, an increase of 24% from $3.19 billion at September 30, 2014

•            Demand deposits totaled $1.07 billion at September 30, 2015, an increase of 17% from $914.7 million at September 30, 2014

•            Provision for losses on loans and loan commitments of $700,000 primarily related to loan growth and an increase in unfunded commitments

STATEMENT OF OPERATIONS

Net interest income before provision for losses on loans and loan commitments totaled $37.5 million for the third quarter of 2015, an increase of 1.9% from $36.8 million for the third quarter of 2014, and unchanged from the second quarter of 2015. Relative to the third quarter of 2014, net interest income continues to be positively impacted by an increase in average total loans.

Net interest margin was 3.49% for the third quarter of 2015, compared to 3.59% for the second quarter of 2015, and 4.26% for the third quarter of 2014. The decline in net interest margin from the second to third quarter of 2015 was primarily attributable to the growth of demand deposits and money market accounts which resulted in an increase in cash and cash equivalents.

Loan yields were 4.76% for the third quarter of 2015, compared to 4.78% for the second quarter of 2015, and 5.12% for the third quarter of 2014.

The total cost of deposits was 0.62% for the third quarter of 2015, compared to 0.61% for the second quarter of 2015, and 0.53% for the third quarter of 2014. Compared to the second quarter of 2015, the increase in the cost of deposits for the third quarter of 2015 was primarily due to an increase in rates paid on time deposit accounts.

Non-Interest Income

Total non-interest income was $9.5 million for the third quarter of 2015, compared to $11.3 million for the second quarter of 2015, and $9.6 million for the third quarter of 2014.

The Company recognized $3.2 million in net gain on sales of loans during the third quarter of 2015, compared to $4.2 million for the second quarter of 2015, and $2.4 million for the third quarter of 2014.  The decline in net gain on sale of loans for the third quarter of 2015, compared to the previous quarter, was primarily due to a decline in gains from the sale of non-performing loans.  Net gain on sale of loans in the third quarter of 2015 consisted of $2.0 million in gains on sales of SBA loans and $1.2 million in gains on sales of residential mortgage loans.

Other non-interest income totaled $3.3 million for the third quarter of 2015, compared to $4.0 million for the second quarter of 2015, and $3.9 million for the third quarter of 2014. The decrease in other non-interest income from the second to third quarter of 2015 was primarily due to a decline in FHLB dividend income.

Non-Interest Expense

Total non-interest expense was $25.8 million for the third quarter of 2015, compared with $24.7 million for the second quarter of 2015, and $23.2 million for the third quarter of 2014. The increase in non-interest expense from the prior quarter was primarily due to an increase in other non-interest expenses that resulted largely from a reduction in net gain on sale of OREO during the third quarter of 2015.

Total salaries and employee benefits expense was $13.6 million for the third quarter of 2015, compared with $14.2 million for the second quarter of 2015, and $12.3 million for the third quarter of 2014. The decrease in salaries and employee benefits for the third quarter of 2015 compared to the second quarter of 2015 was largely due to a decline in stock compensation expenses which were higher during the second quarter of 2015 due to stock awards that were issued during second quarter.

The Company’s operating efficiency ratio was 54.80% for the third quarter of 2015, compared with 50.56% for the second quarter of 2015, and 50.12% for the third quarter of 2014.

BALANCE SHEET

Total loans receivable (net of deferred fees and costs) were $3.63 billion at September 30, 2015, compared to $3.52 billion at June 30, 2015. The increase in loans during the third quarter of 2015 was spread across all of the Company’s major portfolios aside from consumer loans.

The following table shows total loans receivable, loans held-for-sale, and total loans by loan type:

(Dollars In Thousands) (Unaudited)

	Quarter Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014

Construction	$18,146	$16,050	$26,117	$21,248	$40,062
Real Estate Secured	2,810,420	2,723,458	2,701,800	2,655,251	2,593,242
Commercial & Industrial	789,422	765,655	769,438	610,762	515,831
Consumer	13,284	14,622	15,465	21,036	12,810
Total Loans Receivable *	3,631,272	3,519,785	3,512,820	3,308,297	3,161,945
Loans Held-For-Sale	13,316	25,269	10,204	11,783	16,236
Total Loans *	$3,644,588	$3,545,054	$3,523,024	$3,320,080	$3,178,181

* Total loans receivable and total loans are net of deferred fees and costs as shown in the consolidated balance sheet presentation

The following table shows quarterly loan originations:

(Dollars In Thousands) (Unaudited)

	Quarter Ended
	September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014
Real Estate Secured	$176,605	43%	$121,066	41%	$138,145	35%	$184,477	56%	$191,272	48%
Commercial & Industrial	107,952	26%	46,438	16%	59,837	15%	73,194	22%	89,166	22%
Consumer	360	0%	124	0%	1,640	0%	3,385	1%	6,560	2%
SBA	21,871	5%	25,648	9%	31,718	8%	34,747	11%	41,373	10%
Residential Mortgage	102,383	25%	89,652	31%	11,357	3%	8,632	4%	20,791	5%
Warehouse Lines of Credit*	7,000	1%	10,000	3%	155,000	39%	23,000	6%	50,000	13%
Total Loan Originations	$416,171	100%	$292,928	100%	$397,697	100%	$327,435	100%	$399,162	100%

* Warehouse lines of credit are reported as commercial and industrial loans on the consolidated balance sheet.

Originations for the third quarter of 2015 totaled $416.2 million, compared to $292.9 million for the second quarter of 2015, and $399.2 million for the third quarter of 2014. The increase in loan origination for the three months ended September 30, 2015, compared to the previous quarter, was due to an increase in real estate, commercial and industrial, and residential loans.

Total SBA loans held-for-sale at the end of the third quarter of 2015 were $2.2 million, compared to $5.9 million at the end of the previous quarter. The decision to retain or sell SBA loans is made on a quarter-to-quarter basis, depending on prevailing pricing in the secondary market and the Company’s liquidity needs.

Total deposits were $3.94 billion at September 30, 2015, compared with $3.90 billion at June 30, 2015. The increase in total deposits was attributable to growth in lower-cost deposit categories.

CREDIT QUALITY

During the third quarter of 2015, the Company continued to experience general stability in asset quality and a low level of charge-offs.  However, due primarily to growth in the loan portfolio, the Company recorded a provision for losses on loans and loan commitments of $700,000 during the third quarter of 2015.

The allowance for loan losses totaled $50.1 million, or 1.38% of gross loans (excluding loans held-for-sale), at September 30, 2015, compared to $48.8 million, also 1.38% of gross loans (excluding loans held-for-sale), at June 30, 2015. The coverage ratio of the allowance for loan losses to non-performing assets was 130.2% at September 30, 2015, compared with 130.5% at June 30, 2015.

Non-Performing Loans

At September 30, 2015, total non-performing loans were $27.2 million, or 0.74% of total gross loans, compared to $30.9 million, or 0.87% of total gross loans, at June 30, 2015.

The following table shows total non-performing loans by loan type:

NON-PERFORMING LOANS

(Dollars In Thousands) (Unaudited)

(Net of SBA Guaranty Portions)

	Quarter Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014

Real Estate Secured	$20,123	$23,235	$25,329	$29,547	$37,205
Commercial & Industrial	7,058	7,617	7,193	7,718	7,699
Consumer	—	—	—	—	1
Total Non-Performing Loans	$27,181	$30,852	$32,522	$37,265	$44,905

Net Charge-offs/Recoveries

During the third quarter of 2015, the Company had total gross charge-offs of $1.9 million, and recoveries of $2.7 million, which resulted in net recoveries of $795,000, compared to net recoveries of $651,000 for the second quarter of 2015.

Gross charge-offs and recoveries by loan type are reflected in the tables below:

GROSS LOAN CHARGE-OFFS

(Dollars In Thousands) (Unaudited)

	Quarter Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014

Real Estate Secured	$605	$249	$325	$5,461	$1,161
Commercial & Industrial	1,270	310	999	852	614
Consumer	—	—	—	—	—
Total Loan Charge-Offs	$1,875	$559	$1,324	$6,313	$1,775

LOAN RECOVERIES

(Dollars In Thousands) (Unaudited)

	Quarter Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014

Real Estate Secured	$1,867	$970	$193	$199	$1,688
Commercial & Industrial	803	240	667	1,620	534
Consumer	—	—	10	2	—
Total Loan Recoveries	$2,670	$1,210	$870	$1,821	$2,222

Other measures of credit quality are shown in the following tables:

DELINQUENT  LOANS -  By Days Past Due

(Dollars In Thousands) (Unaudited)

(Net of SBA Guaranty Portions)

	Quarter Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014

30 - 59 Days Past Due	$4,911	$3,615	$7,375	$5,165	$4,137
60 - 89 Days Past Due	1,143	7,576	421	1,820	4,002
90 Days, and still accruing	—	—	—	—	—
Total Delinquent Loans	$6,054	$11,191	$7,796	$6,985	$8,139

TROUBLED DEBT RESTRUCTURED LOANS (“TDR”)

(Dollars In Thousands) (Unaudited)

(Net of SBA Guaranty Portions)

	Quarter Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014

Real Estate Secured	$24,188	$29,424	$28,612	$25,096	$31,313
Commercial & Industrial	16,578	13,469	11,682	12,014	11,425
Total TDR Loans	$40,766	$42,893	$40,294	$37,110	$42,738

LOAN CLASSIFICATIONS

(Dollars In Thousands) (Unaudited)

(Net of SBA Guaranty Portions)

	Quarter Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014

Special Mention	$118,290	$86,118	$81,049	$76,906	$62,929
Substandard	82,000	96,666	89,402	82,305	94,854
Doubtful	2,182	5,301	9,822	11,952	15,291
Total Criticized and Classified Loans	$202,472	$188,085	$180,273	$171,163	$173,074

Total Classified Loans	$84,182	$101,967	$99,224	$94,257	$110,145

CAPITAL RATIOS

As of September 30, 2015, all of the Company’s capital ratios remain in excess of “well capitalized” regulatory requirements as shown in the following table:

(Dollars In Thousands, Except Per Share Info)

	September 30, 2015	Well Capitalized Regulatory Requirements	Total Excess Above Well Capitalized Requirements
Tier 1 Leverage Capital Ratio	11.54%	5.00%	$295,250
Tier 1 Common Equity Risk-Based Capital Ratio	11.47%	6.50%	195,646
Tier 1 Risk-Based Capital Ratio	13.23%	8.00%	206,048
Total Risk-Based Capital Ratio	14.48%	10.00%	176,536
Tangible Common Equity To Tangible Assets *	9.76%	N/A	N/A
Tangible Common Equity Per Common Share *	$5.80	N/A	N/A

*     “Tangible Common Equity” and “Tangible Assets” are Non-GAAP measures of financial performance. Please refer to the “Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures” table at the end of this press release for a reconciliation of Tangible Common Equity to Shareholders’ Equity and Tangible Assets to Total Assets.

CONFERENCE CALL

Management will host its quarterly conference call on October 20, 2015, at 11:00 a.m. PT (2:00 p.m. ET). Investment professionals are invited to participate in the call by dialing toll-free 866-515-2912 (domestic) or 617-399-5126 (international) and providing passcode number 83383026.

ABOUT WILSHIRE BANCORP

Headquartered in Los Angeles, Wilshire Bancorp is the parent company of Wilshire Bank, which operates 35 branch offices in California, Texas, Alabama, Georgia, New Jersey, and New York. Wilshire Bancorp also operates six loan production offices of which four are utilized primarily for the origination of loans under the Small Business Administration lending program located in California, Colorado, Georgia, and Washington, and two that are utilized primarily for the origination of residential mortgage loans located in California. Wilshire Bank is a community bank with a focus on commercial real estate lending and general commercial banking, with its primary market encompassing the multi-ethnic populations of the Los Angeles Metropolitan area. For more information, please go to www.wilshirebank.com.

FORWARD-LOOKING STATEMENTS

Statements concerning future performance, events, or any other guidance on future periods constitute forward-looking statements that are subject to a number of risks and uncertainties that might cause actual results to differ materially from stated expectations. Undue reliance should not be placed on forward-looking statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our other reports filed with or furnished to the Securities and Exchange Commission. Specific factors that could cause future results to differ materially from historical performance and these forward-looking statements include, but are not limited to: (1) loan production and sales, (2) credit quality, (3) the ability to expand net interest margin, (4) the ability to continue to attract low-cost deposits, (5) success of expansion efforts, (6) competition in the marketplace, (7) political developments, war or other hostilities, (8) changes in the interest rate environment, (9) the ability of our borrowers to repay their loans, (10) the ability to maintain capital requirements and adequate sources of liquidity, (11) effects of or changes in accounting policies, (12) legislative or regulatory changes or actions, (13) the ability to attract and retain key personnel, (14) the ability to receive dividends from our subsidiaries, (15) the ability to secure confidential information through the use of computer systems and telecommunications networks, (16) weakening in the economy, specifically the real estate market, either nationally or in the states in which we do business, (17) the integration of our acquired businesses, and (18) general economic conditions. The information in this press release speaks only as of the date of this release and Wilshire Bancorp specifically disclaims any duty to update the information in this press release, expect as required by applicable law. Additional information on these and other factors that could affect financial results are included in filings by Wilshire Bancorp with the Securities and Exchange Commission.

###

CONSOLIDATED BALANCE SHEET

(Dollars In Thousands) (Unaudited)

	September 30,	June 30,	Three Months	September 30,	Twelve Months
	2015	2015	% Change	2014	% Change
ASSETS:
Cash and due from banks	$487,655	$475,834	2%	$173,586	181%
Federal funds sold and other cash equivalents	601	54	1013%	21	2762%
Total Cash and Cash Equivalents	488,256	475,888	3%	173,607	181%

Deposits held in other financial institutions	7,500	7,750	-3%	9,000	-17%

Investment securities available for sale	386,679	358,331	8%	365,866	6%
Investment securities held to maturity	22	24	-8%	28	-21%
Total Investment Securities	386,701	358,355	8%	365,894	6%

Total Loans Held-For-Sale	13,316	25,269	-47%	16,236	-18%

Real estate construction	18,146	16,050	13%	40,062	-55%
Residential real estate	231,902	192,732	20%	174,466	33%
Commercial real estate	2,578,518	2,530,726	2%	2,418,776	7%
Commercial and industrial	789,422	765,655	3%	515,831	53%
Consumer	13,284	14,622	-9%	12,810	4%
Total loans receivable, net of deferred fees and costs	3,631,272	3,519,785	3%	3,161,945	15%
Allowance for loan losses	(50,116)	(48,821)	3%	(53,116)	-6%
Loans Receivable, Net of Allowance for Loan Losses	3,581,156	3,470,964	3%	3,108,829	15%

Accrued interest receivable	8,604	8,635	0%	8,324	3%
Due from customers on acceptances	8,940	3,940	127%	10,350	-14%
Other real estate owned	11,302	6,559	72%	6,565	72%
Premises and equipment	14,328	14,366	0%	12,380	16%
Federal home loan bank (FHLB) stock, at cost	16,539	16,539	0%	16,539	0%
Cash surrender value of life insurance	24,879	23,610	5%	22,945	8%
Investment in affordable housing partnerships	45,435	42,193	8%	45,017	1%
Deferred income taxes	20,086	17,475	15%	27,656	-27%
Servicing assets	19,967	20,123	-1%	17,927	11%
Goodwill	67,473	67,473	0%	67,473	0%
Other assets	25,919	31,958	-19%	27,056	-4%
TOTAL ASSETS	$4,740,401	$4,591,097	3%	$3,935,798	20%

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Non-interest bearing demand deposits	$1,074,025	$1,025,133	5%	$914,667	17%
Savings and interest checking	161,267	158,734	2%	156,669	3%
Money market deposits	996,899	962,855	4%	772,902	29%
Time deposits in denomination of $100,000 or more	1,440,340	1,475,340	-2%	1,092,058	32%
Other time deposits	269,909	280,894	-4%	249,058	8%
Total Deposits	3,942,440	3,902,956	1%	3,185,354	24%

FHLB borrowings	150,000	50,000	200%	150,000	0%
Acceptance outstanding	8,940	3,940	127%	10,350	-14%
Junior subordinated debentures	71,955	71,895	0%	71,722	0%
Accrued interest payable	2,326	2,373	-2%	2,249	3%
Other liabilities	38,112	44,350	-14%	40,415	-6%
Total Liabilities	4,213,773	4,075,514	3%	3,460,090	22%

Common stock	233,634	232,893	0%	231,715	1%
Retained earnings	287,072	278,503	3%	240,770	19%
Accumulated other comprehensive income	5,922	4,187	41%	3,223	84%
Total Shareholders’ Equity	526,628	515,583	2%	475,708	11%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$4,740,401	$4,591,097	3%	$3,935,798	20%

(continued)

CONSOLIDATED STATEMENT OF OPERATIONS

(Dollars In Thousands, Except Per Share Data) (Unaudited)

	Quarter Ended		Three Mths	Quarter Ended	Twelve Mths
	September 30, 2015	June 30, 2015	% Change	September 30, 2014	% Change

INTEREST INCOME
Interest and fees on loans	$41,877	$41,599	1%	$39,217	7%
Interest on investment securities	2,022	1,929	5%	2,018	0%
Interest on federal funds sold and others	303	264	15%	91	233%
Total Interest Income	44,202	43,792	1%	41,326	7%

INTEREST EXPENSE
Deposits	6,039	5,661	7%	3,981	52%
FHLB advances and other borrowings	704	658	7%	577	22%
Total Interest Expense	6,743	6,319	7%	4,558	48%

Net interest income before provision for losses on loans and loan commitments	37,459	37,473	0%	36,768	2%
Provision for losses on loans and loan commitments	700	—	0%	—	0%

Net interest income after provision for losses on loans and loan commitments	36,759	37,473	-2%	36,768	0%

NONINTEREST INCOME
Service charges on deposits	3,084	3,159	-2%	3,268	-6%
Gain on sales of loans, net	3,162	4,184	-24%	2,418	31%
Gain on sale of investment securities	—	—	0%	—	0%
Other	3,281	3,971	-17%	3,912	-16%
Total Noninterest Income	9,527	11,314	-16%	9,598	-1%

NONINTEREST EXPENSES
Salaries and employee benefits	13,639	14,164	-4%	12,261	11%
Occupancy and equipment	3,341	3,196	5%	3,350	0%
Data processing	1,119	1,089	3%	1,210	-8%
Other	7,651	6,218	23%	6,418	19%
Total Noninterest Expenses	25,750	24,667	4%	23,239	11%

Income before income taxes	20,536	24,120	-15%	23,127	-11%
Income taxes provision	7,251	8,567	-15%	7,998	-9%
NET INCOME	$13,285	$15,553	-15%	$15,129	-12%

PER COMMON SHARE INFORMATION:
Basic income per common share	$0.17	$0.20	-15%	$0.19	-13%
Diluted income per common share	$0.17	$0.20	-15%	$0.19	-13%

WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING:
Basic	78,556,455	78,459,708		78,302,251
Diluted	78,907,223	78,818,847		78,619,592

(continued)

CONSOLIDATED STATEMENT OF OPERATIONS

(Dollars In Thousands, Except Per Share Data) (Unaudited)

	Nine Months Ended		Twelve Months
	September 30, 2015	September 30,2014	% Change

INTEREST INCOME
Interest and fees on loans	$123,564	$114,311	8%
Interest on investment securities	5,919	6,142	-4%
Interest on federal funds sold and others	759	334	127%
Total Interest Income	130,242	120,787	8%

INTEREST EXPENSE
Deposits	16,797	11,143	51%
FHLB advances and other borrowings	2,022	1,574	28%
Total Interest Expense	18,819	12,717	48%

Net interest income before provision for losses on loans and loan commitments	111,423	108,070	3%
Provision for losses on loans and loan commitments	700	—	0%

Net interest income after provision for losses on loans and loan commitments	110,723	108,070	2%

NONINTEREST INCOME
Service charges on deposits	9,350	9,588	-2%
Gain on sales of loans, net	14,152	11,434	24%
Gain on sale of investment securities	—	—	0%
Other	12,606	10,306	22%
Total Noninterest Income	36,108	31,328	15%

NONINTEREST EXPENSES
Salaries and employee benefits	40,468	37,365	8%
FDIC indemnification impairment	—	597	-100%
Occupancy and equipment	9,910	10,103	-2%
Data processing	3,250	2,968	10%
Merger related costs	—	3,577	-100%
Other	19,698	19,436	1%
Total Noninterest Expenses	73,326	74,046	-1%

Income before income taxes	73,505	65,352	12%
Income taxes provision	26,048	22,446	16%
NET INCOME	$47,457	$42,906	11%

PER COMMON SHARE INFORMATION:
Basic income per common share	$0.60	$0.55	10%
Diluted income per common share	$0.60	$0.55	10%

WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING:
Basic	78,448,398	78,229,069
Diluted	78,785,778	78,575,728

(continued)

SUMMARY OF FINANCIAL DATA

(Dollars In Thousands, Except Per Share Data) (Unaudited)

	Quarter Ended
AVERAGE BALANCES	September 30, 2015	June 30, 2015	September 30, 2014
Average Assets	$4,592,052	$4,472,065	$3,757,520
Average Equity	524,962	513,338	472,697
Average Net Loans	3,519,441	3,481,181	3,061,900
Average Deposits	3,893,958	3,736,003	3,017,301
Average Time Deposits of $100,000 or more	1,448,501	1,417,860	930,220
Average FHLB & Other Borrowings	59,783	112,088	150,696
Average Interest Earning Assets	4,308,140	4,197,297	3,469,161

	Nine Months Ended
AVERAGE BALANCES	September 30, 2015	September 30, 2014
Average Assets	$4,440,781	$3,666,133
Average Equity	512,890	459,966
Average Net Loans	3,451,630	2,955,695
Average Deposits	3,708,226	2,930,010
Average Time Deposits of $100,000 or more	1,388,659	889,179
Average FHLB & Other Borrowings	107,176	164,640
Average Interest Earning Assets	4,161,839	3,384,191

	Quarter Ended
PROFITABILITY	September 30, 2015	June 30, 2015	September 30, 2014
Annualized Return on Average Assets	1.16%	1.39%	1.61%
Annualized Return on Average Equity	10.12%	12.12%	12.80%
Efficiency Ratio	54.80%	50.56%	50.12%
Annualized Operating Expense/Average Assets	2.24%	2.21%	2.47%
Annualized Net Interest Margin	3.49%	3.59%	4.26%

	Nine Months Ended
PROFITABILITY	September 30, 2015	September 30, 2014
Annualized Return on Average Assets	1.42%	1.56%
Annualized Return on Average Equity	12.34%	12.44%
Efficiency Ratio	49.70%	53.12%
Annualized Operating Expense/Average Assets	2.20%	2.69%
Annualized Net Interest Margin	3.59%	4.28%

	As Of
DEPOSIT COMPOSITION	September 30, 2015	Cost of Funds	June 30, 2015	Cost of Funds	September 30, 2014	Cost of Funds
Noninterest Bearing Demand Deposits	27.2%	0.00%	26.3%	0.00%	28.7%	0.00%
Savings & Interest Checking	4.1%	1.29%	4.0%	1.30%	4.9%	1.31%
Money Market Deposits	25.3%	0.68%	24.7%	0.66%	24.3%	0.68%
Time Deposits of $100,000 or More	36.5%	0.89%	37.8%	0.86%	34.3%	0.72%
Other Time Deposits	6.9%	0.92%	7.2%	0.90%	7.8%	0.79%
Total Deposits	100.0%	0.62%	100.0%	0.61%	100.0%	0.53%

	As Of
CAPITAL RATIOS	September 30, 2015	June 30, 2015	September 30, 2014
Tier 1 Leverage Ratio	11.54%	11.64%	12.72%
Tier 1 Common Equity Risk-Based Capital Ratio	11.47%	11.91%	14.37%
Tier 1 Risk-Based Capital Ratio	13.23%	13.78%	15.63%
Total Risk-Based Capital Ratio	14.48%	15.03%	$475,708
Total Shareholders’ Equity	$526,628	$515,583	$6.07
Book Value Per Common Share	$6.70	$6.57	$5.16
Tangible Common Equity Per Common Share *	$5.80	$5.66	10.45%
Tangible Common Equity to Tangible Assets *	9.76%	9.83%	September 30, 2014

* Excludes goodwill and other intangible assets

(continued)

ALLOWANCE FOR LOAN LOSSES

(Dollars In Thousands) (Unaudited)

	Quarter Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014

Balance at beginning of period	$48,821	$48,170	$48,624	$53,116	$52,669
Provision for losses on loans	500	—	—	—	—
Recoveries on loans previously charged-off	2,670	1,210	870	1,821	2,222
Gross loan charge-offs	(1,875)	(559)	(1,324)	(6,313)	(1,775)
Balance at end of period	$50,116	$48,821	$48,170	$48,624	$53,116

Net Loan Charge-offs / Average Net Loans	-0.02%	-0.02%	0.01%	0.14%	-0.01%
Charge-offs / Average Total Loans	0.05%	0.02%	0.04%	0.20%	0.06%
Allowance for Loan Losses / Gross Loans*	1.38%	1.38%	1.37%	1.47%	1.67%
Allowance for Loan Losses / Non-accrual Loans	184.38%	158.24%	148.12%	130.48%	118.29%
Allowance for Loan Losses / Non-performing Loans	184.38%	158.24%	148.12%	130.48%	118.29%
Allowance for Loan Losses / Non-performing Assets	130.23%	130.50%	120,63%	107.61%	103.20%
Allowance for Loan Losses / Classified Loans	59.53%	47.88%	48.55%	51.59%	48.22%

* Excludes held-for-sale loans

NON-PERFORMING ASSETS

(Dollars In Thousands, Net of SBA Guaranty)

(Unaudited)

	Quarter Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014

Non-accrual loans	$27,181	$30,852	$32,522	$37,265	$44,905
Loans 90 days or more past due and still accruing	—	—	—	—	—
Total Non-performing Loans	27,181	30,852	32,522	37,265	44,905

Total OREO	11,302	6,559	7,411	7,922	6,565
Total Non-performing Assets	$38,483	$37,411	$39,933	$45,187	$51,470

Total Non-performing Loans/Gross Loans	0.74%	0.87%	0.92%	1.12%	1.41%
Total Non-performing Assets/Total Assets	0.81%	0.81%	0.90%	1.09%	1.31%

ALLOWANCE FOR OFF-BALANCE SHEET ITEMS

(Dollars In Thousands) (Unaudited)

	Quarter Ended
	September 30, 2015	June 30, 2015	September 30, 2014

Balance at beginning of period	$1,061	$1,061	$1,061
Provision for losses on loan commitments	200	—	—
Balance at end of period	$1,261	$1,061	$1,061

	Nine Months Ended
	September 30, 2015	September 30, 2014

Balance at beginning of period	$1,061	$1,061
Provision for losses on loan commitments	200	—
Balance at end of period	$1, 261	$1,061

(continued)

WILSHIRE BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCES, AVERAGE YIELDS EARNED AND AVERAGE RATES PAID

(Dollars In Thousands) (Unaudited)

	For the Quarter Ended
	September 30, 2015			June 30, 2015			September 30, 2014
		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
INTEREST EARNING ASSETS

LOANS:
Real Estate Loans	$2,802,173	$33,750	4.82%	$2,767,138	$33,410	4.83%	$2,582,668	$32,868	5.09%
Commercial Loans	714,169	7,116	3.99%	709,662	6,947	3.92%	477,493	5,381	4.51%
Consumer Loans	13,053	108	3.31%	14,413	124	3.44%	10,942	110	4.02%
Total Gross Loans	3,529,395	40,974	4.64%	3,491,213	40,481	4.64%	3,071,103	38,359	5.00%
Deferred Fees and Costs \ Loan Fees	(9,954)	903		(10,032)	1,118		(9,203)	858
Total Loans *	3,519,441	41,877	4.76%	3,481,181	41,599	4.78%	3,061,900	39,217	5.12%

INVESTMENT SECURITIES AND OTHER INTEREST-EARNING ASSETS:
Investment Securities**	355,828	2,022	2.45%	339,876	1,929	2.47%	348,663	2,018	2.51%
Deposits Held In Other Institutions	7,576	31	1.64%	7,986	32	1.60%	18,584	66	1.42%
Federal Funds Sold & Others	425,295	272	0.26%	368,254	232	0.25%	40,014	25	0.25%
Total Investment Securities and Other Earning Assets	788,699	2,325	1.26%	716,116	2,193	1.32%	407,261	2,109	2.24%

TOTAL INTEREST-EARNING ASSETS	$4,308,140	$44,202	4.12%	$4,197,297	$43,792	4.19%	$3,469,161	$41,326	4.79%

Total Non-Interest Earning Assets	283,912			274,768			288,359
TOTAL ASSETS	$4,592,052			$4,472,065			$3,757,520

INTEREST BEARING LIABILITIES

INTEREST-BEARING DEPOSITS:
Money Market	$978,220	$1,657	0.68%	$891,494	$1,464	0.66%	$775,914	$1,322	0.68%
NOW	30,916	22	0.29%	28,704	20	0.28%	30,728	15	0.20%
Savings	128,597	493	1.53%	129,805	494	1.52%	124,674	495	1.59%
Time Deposits of $100,000 or More	1,448,501	3,235	0.89%	1,417,860	3,061	0.86%	930,220	1,681	0.72%
Other Time Deposits	273,433	632	0.93%	276,973	622	0.90%	236,724	468	0.79%
Total Interest Bearing Deposits	2,859,667	6,039	0.85%	2,744,836	5,661	0.83%	2,098,260	3,981	0.76%

BORROWINGS:
FHLB Advances and Other Borrowings	59,783	257	1.72%	112,088	220	0.79%	150,696	146	0.39%
Junior Subordinated Debentures	71,916	447	2.49%	71,858	438	2.44%	71,687	431	2.41%
Total Borrowings	131,699	704	2.14%	183,946	658	1.43%	222,383	577	1.04%

TOTAL INTEREST BEARING LIABILITIES	$2,991,366	$6,743	0.90%	$2,928,782	$6,319	0.86%	$2,320,643	$4,558	0.79%

Non-Interest Bearing Deposits	1,034,291			991,167			919,041
Other Liabilities	41,433			38,778			45,139
Shareholders’ Equity	524,962			513,338			472,697
TOTAL LIABILITIES AND EQUITY	$4,592,052			$4,472,065			$3,757,520

NET INTEREST INCOME		$37,459			$37,473			$36,768
.
NET INTEREST SPREAD			3.22%			3.33%			4.00%

NET INTEREST MARGIN			3.49%			3.59%			4.26%

* Allowance for loan losses excluded from average total loans and earning assets

** Tax equivalent ratios for investment securities

(continued)

WILSHIRE BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCES, AVERAGE YIELDS EARNED AND AVERAGE RATES PAID

(Dollars In Thousands) (Unaudited)

	For the Nine Months Ended
	September 30, 2015			September 30, 2014
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
INTEREST EARNING ASSETS

LOANS:
Real Estate Loans	$2,767,504	$99,725	4.81%	$2,509,417	$95,630	5.08%
Commercial Loans	680,583	20,345	3.99%	442,878	15,419	4.64%
Consumer Loans	13,535	347	3.42%	12,020	361	4.00%
Total Gross Loans	3,461,622	120,417	4.64%	2,964,315	111,410	5.01%
Deferred Fees and Costs \ Loan Fees	(9,992)	3,147		(8,620)	2,901
Total Loans *	3,451,630	123,564	4.77%	2,955,695	114,311	5.16%

INVESTMENT SECURITIES AND OTHER INTEREST-EARNING ASSETS:
Investment Securities**	351,656	5,919	2.43%	345,414	6,142	2.57%
Deposits Held In Other Institutions	7,853	95	1.61%	20,037	205	1.36%
Federal Funds Sold & Others	350,700	664	0.25%	63,045	129	0.27%
Total Investment Securities and Other Earning Assets	710,209	6,678	1.35%	428,496	6,476	2.18%

TOTAL INTEREST-EARNING ASSETS	$4,161,839	$130,242	4.19%	$3,384,191	$120,787	4.78%

Total Non-Interest Earning Assets	278,942			281,942
TOTAL ASSETS	$4,440,781			$3,666,133

INTEREST BEARING LIABILITIES

INTEREST-BEARING DEPOSITS:
Money Market	$905,253	$4,527	0.67%	$777,825	$3,900	0.67%
NOW	29,623	59	0.27%	32,536	46	0.19%
Savings	129,211	1,489	1.54%	119,946	1,416	1.57%
Time Deposits of $100,000 or More	1,388,659	8,899	0.85%	889,179	4,462	0.67%
Other Time Deposits	272,039	1,823	0.89%	237,865	1,319	0.74%
Total Interest Bearing Deposits	2,724,785	16,797	0.82%	2,057,351	11,143	0.72%

BORROWINGS:
FHLB Advances and Other Borrowings	107,176	709	0.88%	164,640	287	0.23%
Junior Subordinated Debentures	71,858	1,313	2.44%	71,631	1,287	2.40%
Total Borrowings	179,034	2,022	1.51%	236,271	1,574	0.89%

TOTAL INTEREST BEARING LIABILITIES	$2,903,819	$18,819	0.86%	$2,293,622	$12,717	0.74%

Non-Interest Bearing Deposits	983,441			872,659
Other Liabilities	40,631			39,886
Shareholders’ Equity	512,890			459,966
TOTAL LIABILITIES AND EQUITY	$4,440,781			$3,666,133

NET INTEREST INCOME		$111,423			$108,070

NET INTEREST SPREAD			3.32%			4.04%

NET INTEREST MARGIN			3.59%			4.28%

* Allowance for loan losses excluded from average total loans and earning assets

** Tax equivalent ratios for investment securities

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES:

TANGIBLE COMMON EQUITY AND TANGIBLE ASSETS *

(Dollars In Thousands, Except Share Data) (Unaudited)

	Quarter Ended
	September 30, 2015	June 30, 2015	September 30, 2014

Total shareholders’ equity	$526,628	$515,583	$475,708
Goodwill and other intangible assets, net	(70,894)	(71,141)	(71,888)
Tangible common equity	$455,734	$444,442	$403,820

Total assets	$4,740,401	$4,591,097	$3,935,798
Goodwill and other intangible assets, net	(70,894)	(71,141)	(71,888)
Tangible assets	$4,669,507	$4,519,956	$3,863,910

Common shares outstanding	78,598,147	78,495,182	78,306,839

* Tangible Common Equity and Tangible Assets are Non-GAAP financial measures.  Management believes that presentation of non-GAAP financial information included in this press release are meaningful and useful in understanding the business metrics of the Company’s operations. We provide non-GAAP financial information for informational purposes and to enhance an understanding of the Company’s GAAP consolidated financial statements. Readers should consider this non-GAAP information in addition to, but not instead or as superior to, the Company’s financial statements in accordance with GAAP. Non-GAAP financial information presented by us may be determined or calculated differently by other companies, limiting the usefulness of non-GAAP measures for comparative purposes

(concluded)